DEBT (10-K)	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
DEBT [Abstract]
DEBT
NOTE 9. DEBT

The following table summarizes current and long-term portions of debt (in thousands).

	September 30,	December 31,
	2013	2012
Corporate segment:
Senior convertible revolving note, net	$1,608	$-
Senior convertible debentures, net	96	1,048
Subordinated convertible notes, net	5,230	4,041
Other	38	28
	6,972	5,117
Brazil segment:
Capital expansion loans	5,021	5,555
Equipment financing	210	201
Working capital lines of credit	3,767	2,227
Advances on export letters of credit	3,189	3,953
Special tax programs	2,618	2,531
	14,805	14,467
Total debt	21,777	19,584
Current portion	9,422	8,003
Long-term portion	$12,355	$11,581

Corporate Segment

As of September 30, 2013, our convertible debt consists of the following components (in thousands):

	Senior		Subordinated
	Convertible	Senior	Convertible Notes
	Revolving	Convertible	Halpern	Other
	Note	Debentures	Entities	Investors	Total
Principal outstanding	$1,558	$97	$2,600	$3,419	$7,674
Discount	(41)	(3)	(470)	(3,419)	(3,933)
Derivative conversion liabilities	91	2	1,267	1,833	3,193
Debt	$1,608	$96	$3,397	$1,833	$6,934

Debt - current portion	$1,608	$96	$-	$-	$1,704
Debt - long-term portion	-	-	3,397	1,833	5,230

Senior Convertible Revolving Note

Under a revolving credit facility with TCA Global Credit Master Fund, LP (TCA), effective May 2013, as amended July 2013 and October 2013, we may borrow up to $8 million, based on the amount of eligible accounts receivable we provide to secure the repayment of the amounts borrowed. We expect the amount of our eligible receivables will limit our ability to borrow under this facility, such that our outstanding borrowings at any time are less than approximately $2.8 million. Borrowings under the agreement are evidenced by a revolving note which accrues interest at the rate of 12% per year and is due in January 2014. We owe TCA various other fees under the agreement that are expected to average approximately 7% of average borrowings per year.

USA segment accounts receivable collections are required to be directed to a TCA owned account. Collections TCA receives, in excess of amounts due for interest and fees and mandatory minimum cumulative repayments are treated as additional repayments and reduce amounts outstanding. There are minimum repayments beginning in January 2014 and the note must be repaid in full by November 2014. Minimum cumulative repayments are $0.6 million as of March 2014, $1.3 million as of June 2014 and $2.2 million as of September 2014. Until cumulative repayments equal the required minimum, TCA may withhold 20% of collections. We may request, on a weekly basis, that TCA advance us any amounts collected in excess of amounts (i) due for interest and fees and (ii) required to meet the minimum cumulative repayments. During the second and third quarters of 2013, amounts outstanding under the agreement averaged $0.5 million and $1.5 million.

In May 2013, we borrowed $1.4 million under the TCA revolving note (first tranche). The proceeds net of cash expenses totaled $1.2 million and were used to (i) pay down $0.4 million of debt, (ii) fund a $0.5 million investment in Nutra SA and (iii) for general corporate purposes. In addition to cash expenses, we issued TCA 10,593 shares of our common stock with a market value of $0.2 million at issuance. We also issued warrants to investment bankers with a fair value of $0.1 million for the purchase of 6,000 shares of common stock, exercisable at $0.08 per share, through May 2018. The total $0.5 million costs incurred with the first tranche closing, consisting of $0.3 million of cash expenses and the $0.2 million fair value of the common stock and warrants were recorded as debt issuance costs in other long-term assets and are being amortized to interest expense over the term of the note.

In July 2013, we borrowed an additional $0.6 million under the TCA revolving note (second tranche). The net proceeds of $0.6 million were used to make a $0.1 million investment in Nutra SA and for general corporate purposes. In addition to cash expenses, we issued TCA 20,000 shares of our common stock with a market value of $0.2 million at issuance. We issued warrants to investment bankers with a fair value of less than $0.1 million for the purchase of 2,571 shares of common stock, exercisable at $16.00 per share through July 2018. The total $0.3 million costs incurred with the second tranche closing, consisting of $0.1 million of cash expenses and the $0.1 million fair value of the common stock and warrants were recorded as debt issuance costs in other long-term assets and are being amortized to interest expense over the remaining term of the note.

In October 2013, we borrowed an additional $0.8 million under the TCA revolving note (third tranche). The net proceeds of $0.7 million were used to make a $0.3 million investment in Nutra SA and for general corporate purposes. In addition to cash expenses, we issued TCA 6,667 shares of our common stock with a market value of $0.1 million at issuance. We issued warrants to investment bankers with a fair value of less than $0.1 million for the purchase of 3,429 shares of common stock, exercisable at $16.00 per share through October 2018. The total $0.1 million costs incurred with the third tranche closing, consisting of $0.1 million of cash expenses and the $0.1 million fair value of the common stock and warrants were recorded as debt issuance costs in other long-term assets in the third quarter of 2013 and are also being amortized to interest expense over the remaining term of the note.

We have guaranteed that TCA will realize a minimum of $0.5 million when shares of our common stock issued in connection with the three tranches are sold and, as a result of the amendment in October 2013, we must redeem the shares for a cash amount equal to the minimum in monthly installments beginning in January 2014 and ending in October 2014. As of September 30, 2013, the 30,593 shares of common stock issued to TCA in connection with the first and second tranches, are recorded in temporary equity at $0.4 million, the fair value of the shares at issuance, which exceeds the redemption value of the shares at September 30, 2013. The 6,667 shares of common stock issued to TCA in October 2013, will also be carried in temporary equity at the greater of their fair value at issuance or their current redemption value, until the redemption feature lapses.

Upon an event of default, as defined in the agreement, TCA has the right to voluntarily convert all or any portion of the outstanding principal, interest and other amounts due under the agreement into shares of our common stock at a conversion price equal to 85% of the lowest daily volume weighted average price during the five trading days immediately prior to the conversion date. Because the conversion feature could require us to issue an indeterminate number of shares for settlement, the conversion feature is a derivative liability, classified as debt on our balance sheets. If TCA voluntarily converts, we have guaranteed that TCA will realize a minimum per share, when shares of our common stock issued in connection with the conversion are sold, equal to the volume weighted average price of our common stock during the five trading days immediately prior to the conversion date. As a result of the $0.1 million conversion liability associated with the first tranche and second tranches, we recorded debt discounts at issuance totaling $0.1 million which are amortizing to interest expense over the term of the revolving note. At September 30, 2013, the conversion liability on the revolving note was $0.1 million.

During the term of the agreement, the Corporate and USA segments may not without TCA’s consent or approval, among other things, (i) enter into new debt (ii) make any new investments, except capital expenditures less than $0.3 million per year, (iii) issue or redeem stock, (iv) declare or pay dividends or make other distributions to shareholders, and (v) make loans and distributions of assets to any persons, including affiliates.

In connection with the TCA transaction, our factoring agreement was cancelled and we paid the $0.1 million outstanding balance on the agreement in the second quarter of 2013.

Senior Convertible Debentures

In the first and second quarter of 2013, the holder of the debentures converted $0.1 million and $0.3 million of the outstanding principal into 7,000 shares and 21,429 shares of our common stock, at a conversion price of $14.00. We recognized, for each conversion, a loss on extinguishment of $0.1 million, representing the difference between the market values of the shares of common stock issued and the $0.1 million and $0.4 million carrying amounts of the debt (including the related derivative conversion liability), on the date of conversion.

Under a May 2013 amendment to the senior convertible debenture, we agreed to (i) prepay $0.3 million of the of the outstanding principal and (ii) issue 18,571 shares of common stock to the holder, and the holder agreed to share its senior interest in its collateral pari passu with TCA. The remaining $0.2 million principal is payable in equal monthly installments from July 2013 through December 2013. Prior to the amendment, principal was due in equal monthly installments from June 2013 to January 2014. We expensed the $0.3 million fair value of the shares issued in connection with the amendment and the $0.01 million cash amendment fees as loss on extinguishment.

Subordinated Convertible Notes

In the second quarter of 2013, we issued subordinated convertible notes and related warrants, which are described in the chart below.

Issuance	Principal Amount of Notes (in thousands)	Creditor's Debt Conversion Right	Stated Annual Interest Rate on Debt	Maturity Date of Debt	Number of Shares Under Warrant	Exercise Price of Warrant	Expiration Date of Warrant

Subordinated Convertible Notes and Warrants	$538	Convertible immediately at $14.00 per share	10%	July 2015 or July 2016	38,400	Exercisable immediately at $16.00 per share	July 2017 or May 2018

The convertible debt and warrants listed in the table above contain full ratchet antidilution provisions and require the holders to provide us with 61 day notice prior to conversion or exercise if the holder would have a beneficial ownership interest in excess of 4.99% immediately after conversion or exercise. The $0.5 million of proceeds from issuance of the convertible notes and related warrants was used for repayment of debt and for general corporate purposes.

With regard to the issuances of convertible notes and related warrants listed in the table above, the total of (i) the $0.5 million fair value of the conversion features issued, (ii) the $0.5 million fair value of the liability warrants issued and (iii) the $0.1 million fair value of our common stock issued, exceeded the $0.5 million proceeds from these issuances, therefore we recorded financing costs of $0.6 million in the second quarter of 2013. The initial debt discounts recorded for the convertible notes equaled the principal amount of the notes at issuance. Because the fair value at issuance of the conversion features and warrants exceeded the proceeds from these issuances, in each case, under the effective interest method, this will result in the debt discount being expensed when the principal of the note matures or is redeemed, in proportion to the principal reduction.

In May 2013, we entered into agreements to allow each holder of existing subordinated convertible notes and warrants to invest in additional notes and related warrants and which provided that each holder making an additional investment (i) receive 0.0125 shares of our common stock for each dollar invested and (ii) agree to extend the maturity date for all of their notes to July 2016. Further, each holder of outstanding convertible notes could elect (PIK Election), in lieu of receiving cash interest payments otherwise payable though June 2014 on their existing convertible notes to receive (i) an increase in the number of shares of common stock underlying their notes (ii) an equity warrant to purchase shares of our common stock and (ii) 0.0125 shares of our common stock for each dollar of interest otherwise payable through June 2014. Holders making an additional investment were deemed under the agreement to have made a PIK Election.

One holder made an additional investment in a subordinated convertible note and related warrant of $0.4 million in May 2013 (included in the issuances discussed two paragraphs above), and, as a result, (i) the maturity date on the holder’s outstanding convertible notes in the principal amount of $1.1 million was extended from July 2015 to July 2016 and (ii) we issued 5,000 shares of common stock to the holder. No gain or loss was recognized as a result of the extension of the maturity date of the existing notes as the terms were not substantially different.

Other holders of convertible notes in the principal amount of $0.3 million made the PIK Election, without making an additional investment.

As a consequence of the PIK Elections, in the second quarter of 2013, we issued 3,026 shares of common stock with a fair value of $0.2 million. In lieu of paying certain interest, we (i) increased the shares of common stock underlying the holders’ convertible notes and (ii) issued the holders warrants (PIK warrants) at an exercise price of $16.00 per share, and a May 2018 expiration, as described in the table below:

Issuance	Second Quarter of 2013	Third Quarter of 2013
Increase in Shares of Common Stock Underlying PIK Warrant	4,346	3,263
Increase in Shares of Common Stock Underlying Notes	4,346	3,263
Increase in Note Principle Under PIK Election	$60,842	$45,688

The PIK warrants issued after we entered into the TCA debt agreement are carried as derivative liabilities because the TCA debt is convertible into an indeterminate number of shares in the event of a default. Those warrants had a value of less than $0.1 million as of September 30, 2013. Other PIK warrants were recorded in equity at their grant date fair value (less than $0.1 million). We recognized a loss on extinguishment for the difference between the fair value of the consideration issued and the accrued interest as of the date of the PIK election. Changes in fair value from increases in the shares of common stock underlying the PIK warrants and underlying the related convertible notes, related to the PIK Elections are recorded as interest expense.

Other Notes

In the second quarter of 2013, we also issued to Mr. Halpern a promissory note in the principal amount of $0.1 million, which was paid in full later in the quarter.

Brazil Segment

All Brazil segment debt is denominated in the Brazilian Real (R$), except advances on export letters of credit which are denominated in U.S. Dollars.

In the first quarter of 2013, Irgovel received R$2.0 million ($1.0 million at the first quarter exchange rate) under a working capital line of credit agreement. The lending bank withheld R$1.0 million ($0.5 million) of the amount borrowed in a bank account, until the second quarter of 2013, when Irgovel had sufficient accounts receivable in its borrowing base to withdraw the funds. The working capital line is payable in monthly installments through September 2015 and bears interest at 17.0% per year.

In the third quarter of 2013, Irgovel converted R$1.6 million of payroll taxes payable into a debt agreement, payable in monthly installments through June 2018 and bears interest at 12.0% per year.

NOTE 10. DEBT

The following table summarizes current and long-term portions of debt (in thousands):

	As of December 31,
	2012	2011
Corporate and USA segments:
Senior convertible debentures, net	$1,048	$-
Subordinated convertible notes, net	4,041	2,126
Factoring agreement	28	262
Other	-	507
	5,117	2,895
Brazil segment:
Working capital lines of credit	2,227	1,778
Capital expansion loans	5,555	3,789
Equipment financing	201	214
Advances on export letters of credit	3,953	2,838
Special tax programs	2,531	3,211
	14,467	11,830
Total debt	19,584	14,725
Current portion	8,003	6,792
Long-term portion	$11,581	$7,933
Required future minimum payments on our debt as of December 31, 2012, follow (in thousands).

	Corporate and USA Segments	Brazil Segment	Total
2013	$1,219	$7,013	$8,232
2014	108	1,283	1,391
2015	5,375	1,086	6,461
2016	-	983	983
2017	-	976	976
Thereafter	-	3,126	3,126
	$6,702	$14,467	$21,169

Corporate and USA Segments

Factoring Agreement

In January 2011, we entered into a domestic factoring agreement which provides for a $1.0 million credit facility with a bank. We may only borrow to the extent we have qualifying accounts receivable as defined in the agreement. The facility automatically renews for another year on December 31, 2013, unless proper termination notice is given. The bank charges the greater of $2,000 per month or a 2.0% fee on any borrowing. The 2.0% fee increases incrementally for any qualified account with a balance that remains outstanding in excess of 45 days. The average borrowings under this agreement totaled $0.1 million in 2012 and 2011.

Convertible Debt Outstanding as of December 31, 2012

Convertible debt instruments outstanding as of December 31, 2012, are listed below.

Issuance	Issuance Date of Debt	Principal Amount of Debt (in thousands)	Creditor's Debt Conversion Right	Stated Annual Interest Rate on Debt	Maturity Date of Debt
Senior Convertible Debentures	July 2012	$1,299	Convertible January 2013 at $14.00 per share	NA	January 2014
Subordinated Convertible Note	August 2012	150	Convertible immediately at $14.00 per share	10%	July 2015
Subordinated Convertible Notes	July 2012	850	Convertible immediately at $14.00 per share	10%	July 2015
Subordinated Convertible Note	May 2012	50	Convertible immediately at $14.00 per share	10%	July 2015
Subordinated Convertible Notes	January 2012	4,325	Convertible immediately at $14.00 per share	10%	July 2015

All of the convertible debt instruments listed above contain full ratchet antidilution provisions and require the holders to provide us with at least 61 days notice prior to conversion or exercise to the extent the holder would have a beneficial ownership interest in our common stock in excess of 4.99% of our outstanding common stock immediately after conversion or exercise.

In January 2012, we issued a senior convertible debenture and related warrant for $0.8 million, a $0.1 million discount from the debenture’s stated principal amount. We received cash proceeds of $0.6 million, net of cash financing costs. In the third quarter of 2012, this January 2012 debenture was exchanged for a July 2012 debenture with a stated principal amount of $1.0 million, representing the original principal amount plus interest which will accrue through the replacement debenture’s January 2014 maturity. In July 2012, we also issued a new senior convertible debenture and related warrant and received $0.2 million in proceeds, net of financing costs. Each of the July 2012 debentures is convertible immediately at $14.00 per share. Commencing February 2013, we are required to redeem 1/12th of the $1.3 million combined principal each month until the January 2014 maturity date. In lieu of a cash redemption we may elect to redeem the debentures by issuing a number of shares of common stock equal to the monthly redemption amount divided by the lesser of (i) the current debenture conversion price or (ii) 80% of the 20-day volume weighted average trading price of our common stock or (iii) the volume weighted average trading price of our common stock on the day immediately prior to the redemption date less $0.01. The number of shares delivered may not exceed 20% of the number of shares traded in the 20-day trading period prior to payment. The debentures are secured by a senior interest in substantially all of our assets, excluding our interest in Nutra SA. Pursuant to the terms of the debentures, we may not pay any dividends while the debenture is outstanding. Under the terms of the original January 2012 debenture, we had been required to redeem 1/12th of the $0.9 million principal each month commencing August 2012 until the July 2013 maturity date.

The January and May 2012 subordinated convertible notes with a face amount of $4.4 million, and the related warrants, were issued in exchange for $1.8 million cash, net of issuance costs, and surrender of then outstanding convertible notes with original principal totaling $2.3 million and a related warrant (old notes and old warrant). Interest is payable monthly at an annual rate of 10%. The notes are secured by a junior interest in substantially all of our assets, excluding our interest in Nutra SA. The old notes and old warrant were held by Baruch Halpern, who became a director concurrent with the January 2012 transaction. In exchange for surrendering the old notes and old warrant and an additional $0.1 million cash investment, we issued a $2.5 million subordinated convertible note and related warrant to a trust beneficially owned by Mr. Halpern (the Halpern Trust).

The July and August 2012 subordinated convertible notes with a face amount of $1.0 million, and the related warrants, were issued in exchange for $0.9 million cash, net of issuance costs. The notes are also secured by a junior interest in substantially all of our assets, excluding our interest in Nutra SA. The notes and warrants were issued to four investors who had purchased January and May 2012 subordinated convertible notes and warrants. We issued a $0.1 million subordinated convertible note and related warrant to an entity beneficially owned by Mr. Halpern (together with the Halpern Trust referred to as the Halpern Entities).

As of December 31, 2012, our convertible debt consists of the following components (in thousands):

		Notes
	Debentures	Halpern Entities	Other Investors	Total
Principal outstanding	$(1,299)	$(2,600)	$(2,775)	$(6,674)
Discount	422	587	2,775	3,784
Derivative conversion liabilities	(171)	(980)	(1,048)	(2,199)
Debt	$(1,048)	$(2,993)	$(1,048)	(5,089)

Debt - current portion	$(962)	$-	$-	$(962)
Debt - long-term portion	(86)	(2,993)	(1,048)	(4,127)

The discount recorded on the subordinated convertible note held by the Halpern Trust and the replacement senior convertible debenture, and the related deferred finance costs are amortized to interest expense under the effective interest method. As a result we are recognizing interest expense on the Halpern Trust subordinated convertible note at an effective interest rate of 20.9% and on the replacement senior convertible debenture at an effective interest rate of 25.1%.

The debt discounts on the other senior convertible debentures and subordinated convertible notes are also being amortized to interest expense under the effective interest method. However, because the fair value at issuance of the conversion features and warrants exceeded the proceeds from these issuances, in each case, under the effective interest method, this will result in the debt discount being expensed when the principal of the convertible debt matures or is redeemed, in proportion to the principal reduction. Deferred finance costs are also being amortized to interest expense under the effective interest method, in a similar fashion.

During 2012 and 2011, we recognized $0.3 million and $0.2 million of accreted interest on the convertible debt. We made no principal payments on convertible debt during 2012 or 2011.

2012 Convertible Debt Issuances

A summary of the allocation of the proceeds from the 2012 issuances of the senior convertible debenture, subordinated convertible notes and related warrants follows (in thousands).

	First and Second Quarter of 2012			Third Quarter of 2012
	Debenture	Notes and Warrants		Debentures and Warrants		Notes and Warrants
	and	Halpern	Other		Replace-	Halpern	Other
	Warrant	Entities	Investors	New	ment	Entities	Investors	Total
(Increases) decreases in:
Debt - principal	$(870)	$(2,500)	$(1,875)	$(290)	$(139)	$(100)	$(900)	$(6,674)
Debt - discount	870	630	1,875	290	(661)	100	900	4,004
Debt - derivative conversion liabilities	(296)	(1,942)	(1,448)	(128)	(105)	(69)	(583)	(4,571)
Derivative warrant liabilities	(648)	(2,473)	(1,848)	(273)	(907)	(88)	(746)	(6,983)
Debt (carrying amount of old note)	-	2,152	-	-	-	-	-	2,152
Equity	-	1,089	-	-	-	-	-	1,089
Loss on extinguishment	-	2,986	-	-	1,955	-	-	4,941
Financing expense	168	-	1,376	141	27	59	413	2,184
Other long -term assets - deferred finance costs	144	65	134	23	(148)	4	73	295
Proceeds, net of finance costs	632	(7)	1,786	237	(22)	94	843	3,563

We accounted for the July 2012 issuance of the replacement senior convertible debenture in the principal amount of $1.0 million and related warrant as a significant modification to the January 2012 debenture and related warrant. We recognized a loss on extinguishment for the difference between the fair value of the senior convertible debenture and warrant issued and the total of (i) the fair values of the conversion features embedded in the January 2012 debenture (ii) the carrying amount of the old debenture (zero) and (iii) the proceeds received, net of issue costs.

We accounted for the January 2012 issuance of the $2.5 million subordinated convertible note and related warrant to the Halpern Trust as a significant modification to the old notes and warrant held by Mr. Halpern. We recognized a loss on extinguishment for the difference between the fair value of the subordinated convertible note and warrant issued, and the total of (i) the fair values of the conversion features embedded in the old notes, (ii) the fair value of the old warrant, (iii) the carrying amount of the old notes and (iv) the proceeds received, net of issue costs. The old notes’ embedded conversion features and the old warrant did not qualify as separate derivative liabilities and, therefore, we reduced equity by the January 2012 fair value of the embedded conversion features and warrant.

The other issuances of senior convertible debentures, subordinated convertible notes and related warrants were not accounted for as significant modifications and the $3.6 million proceeds from those issuances were allocated to convertible debt and warrants. In each case, the fair value of the warrants and embedded conversion features exceeded the proceeds received, which resulted in the recognition of financing expense on the date of issuance.

Changes in the fair value of the derivative conversion and warrant liabilities subsequent to issuance are recognized in change in fair value of derivative warrant and conversion liabilities in the statement of operations. The changes in fair value of derivative liabilities as a result of the July 2012 amendment to the January 2012 and May 2012 subordinated convertible notes and related warrants, are also included in change in fair value of derivative warrant and conversion liabilities in the statement of operations. As a result of a July 2012 amendment, the exercise price on the warrants related to the January 2012 and May 2012 subordinated convertible notes decreased from $24.00 per share to $16.00 per share and the number of underlying shares was increased proportionately. In addition the terms of all of the subordinated convertible notes outstanding, were modified such that the maturity date was extended from January and May 2015 to July 2015.

The $2.4 million of the $3.6 million in proceeds from the 2012 issuances of convertible debt and related warrants were used to make the final distributions to the unsecured creditors in January 2012 and the remainder was used for general corporate purposes.

2011 Convertible Debt Issuances

During 2011, we issued several convertibles notes, with related warrants to our financial advisor, who became a director of RiceBran Technologies in January 2012. Below is a summary of the transactions.

Transaction		Principal amount of Note(s) (in thousands)	Stated Annual Interest Rate on Note(s)	Per Share Note Conversion Price	Cash Received in Transaction (in thousands)	Number of Shares Under Equity Warrant(s)	Average Exercise Price of Warrant(s)
First quarter 2011	(1)	$500	10%	$40.00	$500	2,500	$50.00
Second quarter 2011	(2)	730	10%	46.00	230	3,650	46.00
Third quarter 2011, event A	(2)	270	10%	46.00	270	1,350	46.00
Third quarter 2011, event B	(2)	730	10%	46.00	730	3,650	46.00
Fourth quarter 2011	(3)	2,323	10%	40.00	550	11,616	44.00
Total in 2011					$2,280	22,766

(1)	The convertible note and the related warrant issued in the first quarter of 2011, were terminated and cancelled in the second quarter of 2011 when the second quarter transaction occurred.
(2)	The convertible notes and related warrants issued in the second and third quarters of 2011, were terminated and cancelled in the fourth quarter of 2011 when the fourth quarter transaction occurred.
(3)	The convertible notes and related warrants issued in the fourth quarter of 2011, were terminated and cancelled in the first quarter of 2012, when a subordinated convertible note was issued to the Halpern Entities, as described further below.

The proceeds received from these transactions were allocated to convertible notes and warrants. We concluded in each case that the warrants were indexed to our common stock and should be recorded as equity. We determined the fair value of each warrant. We then determined the fair value of each convertible note as the total of (i) the fair value of the note, determined by discounting cash flows of the payments due under the note at 25%, plus (ii) the fair value of the related conversion feature. Based on the relative fair values, we allocated the proceeds to the convertible note and equity for the warrant portion. In each case, we concluded that the embedded conversion feature need not be accounted for as a derivative since it was indexed to our common stock. We then determined whether the conversion feature was a beneficial conversion feature based on the effective conversion price. If there was a beneficial conversion feature, the amount of that feature was recorded in equity with an offsetting increase in debt discount for that convertible note.

We recognized no gain or loss as a result of the 2011 refinancing of any of the convertible notes. During 2011, we received a total of $2.3 million from issuance of the notes and related warrants. We recorded in equity $0.5 million for the warrants and the beneficial conversion features, $0.1 million to other assets and $1.9 million to debt.

Brazil Segment

All Brazil segment debt is denominated in the Brazilian Real (R$), except advances on export letters of credit which are denominated in U.S. Dollars.

Capital Expansion Loans

In December 2011, Irgovel entered into agreements with the Bank of Brazil. Under the agreements, Irgovel may borrow up to R$2.8 million on one agreement and R$6.7 million on another agreement (a total of $4.7 million based on the December 31, 2012 exchange rate). The annual interest rate on the loans is 6.5%. Interest is payable quarterly on the amounts outstanding and the maturity date of the loans is December 2021. Irgovel must make monthly principal payments under each of the loans with the first payment due on January 2014. Irgovel used R$1.5 million of the proceeds for working capital purposes and the remainder for the purchase of equipment and machinery.

In July 2012, Irgovel entered into a third agreement with the bank under which it borrowed R$1.7 million ($0.9 million based on the December 31, 2012 exchange rate) for the purchase of certain equipment at an annual interest rate of 5.5%. Interest is payable quarterly on the amounts outstanding and the maturity date of the loans is July 2019. Irgovel must make monthly principal payments under the loan with the first payment due August 2015. The loan is secured by the related equipment.

Equipment Financing

Irgovel has entered into certain equipment financing arrangements with annual interest rates that range from 13.5% to 21.5%, and average 16.2%. Interest and principal on this debt is payable monthly and payments extend through March 2016. This debt is secured by the related equipment.

Working Capital Lines of Credit

Irgovel has working capital lines of credit secured by accounts receivable. The total amount of borrowing capacity is R$3.6 million ($1.8 million based on the December 31, 2012, exchange rate) but cannot exceed 40%-100% of the collateral, depending on the agreement. The annual interest rates on this debt range from 12.4% to 44.5%, and average 23.3%. Principal maturities of amounts outstanding at December 31, 2012, extend through May 2014.

Advances on Export Letters of Credit

Irgovel obtains advances against certain accounts receivable backed by export letters of credit. The annual interest rates on these advances range from 3.7% to 8.0%, and average 5.6%. Principal maturities of amounts outstanding at December 31, 2012, extend through July 2013.

Special Tax Programs

Irgovel has unsecured notes payable for Brazilian federal and social security taxes under a special Brazilian government tax program. Amounts due under the special tax program are part of an amnesty program relative to unpaid taxes that existed prior to our acquisition of Irgovel in 2008. Principal and interest payments are due monthly through 2022. Interest on the notes is payable monthly at the Brazilian SELIC target rate, which was 7.3% at December 31, 2012.

Irgovel qualified for a modification of one of its special tax program debts. The debt was lowered by $0.3 million in the second quarter of 2011 in exchange for a reduction in available net operating losses for Brazil tax purposes valued at $0.3 million. We recorded no gain or loss on the transaction. Prior to the modification the maturities on this debt ranged from 2011 through 2017. As modified, debt maturities range from 2011 through 2022.